                                                                   EXHIBIT 21.1

                             TYCO INTERNATIONAL LTD.
                        Subsidiaries at 30 September 2000


ARGENTINA:
     Grinnell Sistemas de Proteccion Contra Incendio S.A. (Argentina)
     Inproteco SA
     Interco Argentina S.A.
     Raychem S.A. Industrial & Comercial
     Tyco Electronics Argentina S.A.
     Tyco Flow Control Argentina S.A.
     Tyco Submarine Systems de Argentina S.A.

AUSTRALIA:
     000 233 536 Pty. Limited
     ACN 000 343 019 Pty Ltd.
     ADT Security Pty. Ltd.
     Auto Suture Holdings Pty. Limited
     Banool Investments (VIC) Pty Ltd.
     Bonvilla Holdings Pty Ltd
     Braidville Pty. Ltd.
     Clarebury Pty Ltd
     Coastline Foundry (Qld) Pty Limited
     Complete Engineering Group Pty. Limited
     Danby Pty Limited
     Dulmison Australia Pty Ltd
     Dulmison Pty Ltd
     Earth Tech Engineering Pty. Limited
     Egan Bros. Plumbing & Building Services Pty L
     Environ Pty. Limited
     Fire Control Pty Limited
     Firefair Pty Limited
     Firepipe Protection Pty Limited
     Firmagroup Operations Holdings Pty Limited
     Gold Energy (Aust) Pty. Limited
     Grangehurst Enterprises Pty Ltd.
     Haden Engineering Pty Limited
     Haden F M Pty Limited
     Haden Staff Superannuation Fund Pty Limited
     Kalanda Enterprises Pty Ltd
     Keystone Asia Pacific Pty. Ltd.
     Mather & Platt Pty. Ltd.
     MB John Limited
     Metropolitan Fire Services Pty Limited
     Metropolitan Fire Systems Pty Limited
     MFS Holdings Pty Limited
     Microwave Associates Australia Pty. Limited
     Morlynn Ceramics Pty Ltd.
     Nationguard Security Pty Limited
     Panmedica Pty. Ltd.
     Raychem (Australia) Propietary, Ltd.
     Rindin Enterprises Pty. Ltd.
     Sherwood Medical Industries Pty. Limited
     Steel Mains Pty Limited
     Super Nomines (NSW) Pty Limited
     Swan Metal Skirtings Pty. Limited

     TISP Pty Limited
     Tyco Acquisition Pty. Ltd. (ACN 008 399 004)
     Tyco Australia Pty. Ltd.
     Tyco Building Products Pty Limited
     Tyco Electronics Australia Pty. Limited
     Tyco Engineering and Construction (Asia) Pty.
     Tyco Flow Control Pacific Pty. Limited
     Tyco Healthcare Pty Limited
     Tyco International Pty Limited
     Tyco Water Pty Ltd.
     Valleylab Australia Pty.Limited
     Viking Fire Systems Pty Limited
     Yarway Australia Pty. Ltd.

AUSTRIA:
     AMP Osterreich Handelsgesellschaft m.b.H.
     EH-Schrack Anlagenverwaltungs GmbH
     EH-Schrack Components GmbH
     Total Walther Feuerschutz und Sicherheit GmbH
     Tyco Electronics GmbH
     Tyco Healthcare Austria GmbH
     Tyco Projects GmbH

BAHAMAS:
     Exeter Holdings Limited
     Graphic Controls (Barbados), Ltd.
     MaCom Holdings Ltd.
     TSSL Foreign Sales Corporation
     Tyco Electronics Holdings Ltd.
     Tyco International Holdings Ltd.
     Tyco International Sales Corp.
     Tyco Worldwide Holdings Ltd.
     TyCom Holdings (Barbados) Ltd.
     USSC FSC, Inc.

BARBADOS:
     Newington Limited
     TyCom Services Inc.
     TyCom Shares Ltd.
     World Services Inc.

BELGIUM:
     ADT Security Services S.A.
     Airvans Belgium S.A.
     Alarm Centrale
     AMP Belgium
     Auto Suture Belgium B.V.
     CIPE Belgium S.A.
     Intervalve B.V.
     Raychem European Head Office (Belgium)
     Raychem Industries NV
     Tyco Electronics Belgium EC N.V.
     Tyco Electronics Raychem N.V.
     Tyco Europe Security N.V.
     Tyco Flow Control Europe S.A.
     Tyco Healthcare Belgium S.A.

     Tyco Projects BVBA
     TyCom Contracting (Belgium)
     TyCom Networks (Belgium)
     Vonk Enschede BV
     WHICH Belgium S.A.
     Wormald S.A.
     Zettler Belgique S.A.

BERMUDA:
     AMP Exports Limited
     Camron (Bermuda) Insurance, Ltd.
     Cawich Limited
     Electro-Protective Limited
     Kral Steel, Ltd.
     MaCom Ltd.
     TGN Holdings Ltd.
     Tyco (Bermuda) Unlimited No. 1
     Tyco (Bermuda) Unlimited No. 10
     Tyco (Bermuda) Unlimited No. 2
     Tyco (Bermuda) Unlimited No. 3
     Tyco (Bermuda) Unlimited No. 4
     Tyco (Bermuda) Unlimited No. 5
     Tyco (Bermuda) Unlimited No. 6
     Tyco (Bermuda) Unlimited No. 7
     Tyco (Bermuda) Unlimited No. 8
     Tyco (Bermuda) Unlimited No. 9
     Tyco Alpha Limited
     Tyco Beta Limited
     Tyco Delta Limited
     Tyco Epsilon Limited
     Tyco Eta Limited
     Tyco Gamma Limited
     Tyco Holdings (Bermuda) No. 10 Limited
     Tyco Holdings (Bermuda) No. 11 Limited
     Tyco Holdings (Bermuda) No. 12 Limited
     Tyco Holdings (Bermuda) No. 13 Limited
     Tyco Holdings (Bermuda) No. 14 Limited
     Tyco Holdings (Bermuda) No. 15 Limited
     Tyco Holdings (Bermuda) No. 4 Limited
     Tyco Holdings (Bermuda) No. 5 Limited
     Tyco Holdings (Bermuda) No. 6 Limited
     Tyco Holdings (Bermuda) No. 7 Limited
     Tyco Holdings (Bermuda) No. 9 Limited
     Tyco Holdings Limited
     Tyco International Ltd.
     Tyco Kappa Limited
     Tyco Lambda
     Tyco lota Limited
     Tyco Omega Limited
     Tyco Rho Limited
     Tyco Sigma Limited
     Tyco Zeta
     TyCom Asia Networks Ltd.
     TyCom Contracting Ltd.
     TyCom Global Marketing Ltd.
     TyCom Ltd.

     TyCom Networks Limited

BORNEO:
     Tyco Services (B) Sdn. Bhd.

BRAZIL:
     Auto Suture do Brasil Ltda.
     Batts do Brazil
     Crosslink-Industria E Comercio Ltda.
     Empresa de Transmissao de Energia do Oeste Lt
     Grinnell Sistemas de Protecao Contra Incendio Ltda. (Brazil)
     Keystone do Brasil Ltda.
     Multiservice Engenharia Ltda.
     Raychem Productos Irradiados Ltda.
     Schrack Eletronica Ltda.
     Tyco Electronics Brasil Ltda.
     Tyco Flow Control do Brasil Ltda.
     Tyco Submarine Systems Brasil Ltda.
     Valvulas Crosby Industria e Commercio Ltd.
     Westlock Controls Equipmentos de Controle Ltd

BRITISH VIRGIN ISLANDS:
     Praegitzer Industries (B.V.I.) Inc.
     Praegitzer Industries Scotland (B.V.I.) Inc.
     Somerset Holdings Ltd.

CANADA:
     1057673 Ontario Inc.
     495649 Ontario Limited
     620919 Ontario Limited
     919551 Ontario Inc.
     921150 Ontario Inc.
     ADT Canada Holdings Limited (72.84%)
     ADT Finance Inc.
     Alarmex Ltd.
     Ansul Canada Limited
     ASL Alarm Suppliers Ltd.
     Batts Enterprises (Canada) Ltd.
     Cantech Corporation
     Centralarme Inc.
     Century Industries Company
     Citi-Page Answering & Secretarial Services
     Code Red Fire Services, Ltd.
     Code Red Security Systems, Corp.
     Columbia-MBF Inc.
     Detron Safety Inc.
     Drapeau Fire Protection Limited
     Earth Tech (Canada) Inc.
     F.C.V. Systems (London) Inc.
     Firecom Sales & Consulting
     Firefighter Protection / Mobile Fire Extinguish Recharging Ltd. Forward Safety Systems (Eastern) Inc.
     Forward Safety Systems, Inc.
     Gestion J.R.S.S. Inc.
     Hawley Group Canada Limited
     Hygieia Holdings (Canada) Inc.

     Icon Systems Limited
     Inbrand Corporation (Canada) Inc.
     Jentek Controls Ltd.
     Keystone Canada, Co.
     Ludlow Canada, Inc.
     Minervatech Inc.
     Murphy Fire Systems Ltd.
     Niagara Fire Extinguisher Co. Ltd.
     Parkwood Security Systems Inc.
     Raychem HTS Canada Inc.
     Rovalve Canada Ltd.
     Serv-Alarm Limited
     Serv-Alarm Niagara Ltd.
     Serv-Alarm Toronto Ltd.
     SKS Fire & Communications Inc.
     Spanguard Devices, Inc.
     Surgical Dynamics Canada Inc.
     Tyco Electronics Canada Ltd.
     Tyco Healthcare Group Canada Inc.
     Tyco International of Canada Ltd.
     Tyco Submarine Systems Canada Ltd.
     Tyco Valves & Controls Canada Inc.
     Unistrut Canada Limited
     Universal Electronic Protection Inc.
     WFEI Holdings Inc./Gestion Holdings Inc.

CAYMAN ISLANDS:
     Davis & Geck Caribe Limited
     Davis & Geck Limited
     Raychem International (Cayman Islands)

CHILE:
     Grinnell Sistemas de Proteccion Contra Incendios, S.A. (Chile) Kendall Colombia, S.A.
     Raychem S.A. (Colombia)
     Tyco Electronics Colombia Ltda.

COLUMBIA:
     Kendall Colombia, S.A.
     Raychem S.A. (Colombia)
     Tyco Electronics Colombia Ltda.

COSTA RICA:
     A&E Costa Rica
     Kendall Innovadores en Cuidados al Paciente S

CYPRESS:
     Raychem Technologies Limited

CZECH REPUBLIC:
     Raychem s.r.o.
     SET EC s.r.o.
     Siemens Elektropristroje s.r.o.
     Tyco Electronics Czech s.r.o.
     Wormald CZ s.r.o.
     Zettler C.R. Spol. s.r.o.

     Zettler CR, Ltd.

DENMARK:
     AMP Danmark
     CIPE Holding (Denmark) ApS
     CIPE Holding ApS
     K.S. Kaalund A/S International
     KBIL 38 nr. 2201 ApS
     Raychem A/S (Denmark)
     TSD
     Tyco Holding I (Denmark) ApS
     Tyco Holding II (Denmark) ApS
     Tyco Holding III (Denmark) ApS
     Tyco Holding IV (Denmark) ApS
     Tyco Holding IX (Denmark) ApS
     Tyco Holding V (Denmark) ApS
     Tyco Holding VI (Denmark) ApS
     Tyco Holding VII (Denmark) ApS
     Tyco Holding VIII (Denmark) ApS
     Tyco Holding X (Denmark) ApS
     Tyco Holding XI (Denmark) ApS
     Tyco Holding XII (Denmark) ApS
     Tyco Holding XIII (Denmark) ApS
     Tyco Holding XIV (Denmark) ApS
     Tyco Holding XIX (Denmark) ApS
     Tyco Holding XV (Denmark) ApS
     Tyco Holding XVI (Denmark) ApS
     Tyco Holding XVII (Denmark) ApS
     Tyco Holding XVIII (Denmark) ApS
     TyCom Contracting (Denmark) ApS
     TyCom Networks (Denmark) ApS
     Water Holding (Denmark) ApS
     Wormald A/S

ECUADOR:
     Grinnell Sistemas de Proteccion Contra Incendios S.A. (Ecuador)

EGYPT:
     Raychem Egypt Limited
     Raychem Technologies Limited, Egypt Branch, R

ESTONIA:
     AMP EESTI AS

FIJI:
     Armourguard Fiji Limited
     Fire Control Fiji Limited
     Guardforce Fiji Limited
     Security Systems (Fiji) Limited

FINLAND:
     Oy Electro-Heat Ab
     Raychem Oy
     TSA Gap Prive
     Tyco Electronics Finland OY

FRANCE:
     Acheroise de Participations
     Acroba S.A.
     ADT Provider SA
     ADT Securite Services S.A.
     Alstom Vannes SA
     Alte
     AMP - SIMEL SA
     AMP Holding France S.A.S.
     APM SARL
     ASE Continuing Education Center S.A.
     ASE Partners S.A.
     Auto Suture Europe Holdings, Inc. (French Bra
     Auto Suture Europe S.A.
     Auto Suture European Services Center, S.A.
     Auto Suture France S.A.
     Automatisation et Securite de L'Quest (A.S.O.
     Bayard
     CAP Services
     CEDI Fabrication
     CEDI Securite SA
     Ceditel SA
     CEDP
     CEMOS S.A.
     CEPA
     CIPE France S.A.
     COFILION
     Cormerais Electronique S.A.
     CPS Alarme
     CPS Surveillance
     D.S.I. Sarl (34%)
     Descote SA
     Earth Tech France S.a.r.l.
     Europ Telesecurite SAS
     Euroville France
     FAB ELEC
     Fibaly SA
     FINASUR
     Fingerkey S.A.
     FIRENT
     First Alarme
     Flow Control Technologies SA
     GMC SARL
     Graphic Controls France S.A.R.L.
     Grinnell Distribution France Sarl
     Gubri
     Inbrand France SA
     Isopad, SA
     Karner-Batts SARL
     Kendall Incontinence
     KLEIN
     La Commande Numerique
     Label S.A.
     Laborotoires Sherwood, Davis & Geck
     LAJE
     Mather & Platt S.A.

     Nomos SA
     Omnium de Prevention & de Protection Incendie
     PREFI
     Protel
     Raychem SA (France)
     S.T.M.T. (s.a.r.l.)
     Sarthe Mayenne Telesurveillance Electronique
     Sayag Electronique International (S.E.I.)
     Sci Alain Martin
     Sci Becaro
     Sci Chanle
     Sci Du Mouzon
     Sci Mazal
     Sci Tov
     Securifin
     SEGE SA
     Sherwood, Davis and Geck Needles S.A.
     Societe de Communication et Telesurveillance
     Societe Europeene de Protection Control L'Inc
     STPE (94%)
     Swair
     T.S. France SA
     T.S.M.C.
     Telesix
     TEP France SA
     Thomas & Betts France SA
     TSA Gap (34%)
     Tyco Electronics EC France
     Tyco Electronics Export
     Tyco Electronics France SAS
     Tyco Europe S.A.
     Tyco European Security Holdings SA
     Tyco European Security Management
     Tyco Flow Control Holding S.A.
     Tyco Healthcare France SAS
     Tyco Projects France SARL
     Tyco Submarine Systems SARL
     Tyco Valves & Controls Distribution (France)
     TyCom Contracting (France) SAS
     TyCom Networks (France) SAS
     Visagest Sarl


GERMANY:
     ADT Security Deutschland GmbH
     AZ Elektroanlagenbau GmbH
     AZ Immobilien GbR
     B. Braun-Dexon GmbH (50%)
     Babcock Sempell AG
     Babcock Sempell Armaturen-Service GmbH
     CDK Holding Deutschland GmbH
     Chemat GmbH Armaturen fur Industrie
     Chemische Fabrik Pirna-Copitz GmbH
     CIPE France (Deutschland) GmbH
     Descote GmbH
     Elo TouchSystems GmbH & Co KG

     Elo TouchSystems Verwaltungs-GmbH
     Erika-Stiftung e.V.
     Flow Control Technologies GmbH
     Grinnell Flow Control GmbH
     Grinnell Flow Control GmbH & Co. Distribution
     Helmut Geissler Glasinstrumente GmbH
     JALEX Gesellschaft fur elektronische Zahlungs
     Karner-Batts GmbH
     Kendall-Medizinische Erzeugnise
     Medolas Gesellschaft Fur Medizintechnik MBH (80%)
     NARVIK-Yarway GmbH
     Ofa Bamberg Otto Fankhanel & Sohn GmbH
     Praekon Sandermaschinen, GmbH
     Rathgeber BIOFORM GmbH
     SABO-Armaturen Service GmbH
     Schumacher GmbH & Co. Kommanditgesellschaft
     Schumacher Medizinprodukte GmbH
     SHG Vermogensverwaltungsgesellschaft mbH
     Sigmaform GmbH
     TEP (Germany)
     Thorn Sicherheits GmbH
     Total Walther Feuerschutz Loschmittel GmbH
     Total Walther GmbH
     Tyco Electromechanical Components Verwaltung
     Tyco Electronics AMP GmbH
     Tyco Electronics EC GmbH & Co. KG
     Tyco Electronics Holding GmbH
     Tyco Electronics Raychem GmbH
     Tyco Healthcare Deutschland GmbH
     Tyco Healthcare Deutschland Manufacturing Gmb
     Tyco Holding GmbH
     Tyco International Armaturen Holding GmbH
     Tyco Valves & Controls Distribution GmbH
     Walter Rose GmbH
     Wellcom International Sales and Services GmbH
     Wellcom International Sales and Services...
     WHICH Deutschland GmbH
     Zettler Hilfe e.V.

GIBRALTAR:
     Espion (International) Limited
     Silver Avenue Holdings Limited
     Stralen Investments Limited
     Velum 1998 Limited
     Verdana Holdings Limited

GREECE:
     ADT Greece S.A. (82.5%)
     ADT Greece S.A. Sec (Greece)
     Greene Insurance Limited
     Raychem Hellas E.P.E.
     Tyco Electronics Hellas MEPE
     Tyco Hellas S.A.

GUATEMALA:
     ADT Sistemas de Seguridad, S.A.

     Grinnell Sistemas de Proteccion Contra Incendio, S.A. (Guatemala) Incendio, S.A. de C.V. (Guatamala)
     Tyco Ingenieria y Construccion S.A.
     Tyco Submarine Systems, Sociedad Anonima

HONDURAS:
     A&E Hangers S.A.

HONG KONG:
     A&E Products (Far East) Limited
     AMP Products Pacific Limited
     Batts Far East Limited
     Central Spraysafe Company (Hong Kong) Limited
     Critchley Asia Limited
     Crown Nation International Limited (50%)
     Dawson Engineering Limited (50%)
     Madison Cable Asia Limited
     Original Electromechanical (HK) Limited
     Pioneer Faith International Limited (50%)
     Praegitzer International (HK) Limited (99%)
     Raychem (HK) Limited
     Raychem China Limited NV
     Raychem China Marketing Services Limited
     Tak Cheong (Yau Kee) Engineering Ltd.
     TEC HK Limited
     Thorn Security (Hong Kong) Limited
     Tyco Electronics H.K. Limited
     Tyco Engineering & Construction (HK) Limited
     Tyco Flow Control Hong Kong Limited
     Tyco Healthcare (HK) Co., Ltd.
     Tyco Healthcare (HKSAR) Limited
     Tyco/Tudawe Trading Corporation
     Wormald Engineering Ltd.
     Wormald Engineering Services Ltd.

HUNGARY:
     Raychem GmbH (Hungary Branch)
     Raychem Sales and Marketing Kft.
     Thomas & Betts Hungary Kft.
     Total Walther Kft.
     Tyco Electronics EC Ltd.
     Tyco Electronics Hungary Manufacturing Ltd.

INDIA:
     A&E India Private Limited
     Automotive Wiring Systems Private Limited (49%)
     Keystone India Pvt. Ltd.
     Modern Alarms & Electronics Pvt Ltd.
     Precision Interconnect India Private Limited
     Raychem (Delaware) Ltd. (Indian Branch)
     Raychem RPG Limited
     Tyco Electronics Corporation India Limited
     Tyco Electronics Tools (India) Pvt. Ltd.
     Tyco Engineering & Construction Private Ltd.
     Tyco Healthcare Pte. Ltd.

INDONESIA:
     P.T. ODG Wormald Indonesia (80%)
     Pt. Siemens Precision Electronics
     Raychem Indonesia Representative Office

IRELAND:
     Abel Alarms Ireland Ltd.
     ACE Alarm Systems Limited
     ADT Limited
     Allied Alarms & Safes Ltd.
     Allied Alarms Limited
     Allied Metal Products Limited
     Allied Security Products Ltd.
     AMP Reinsurance Company Limited (ARCL)
     Audio Education Limited
     B & E Electrics Limited
     Brangate Limited
     Flo-Check Valves Limited
     IAMASCO Plc
     Irish Building Services (Manufacturing Ltd)
     Irish Building Services Ltd.
     Mather & Platt (Ireland) Limited
     Mather & Platt Ireland (Manufacturing) Limite
     Modern Security Systems Limited
     Securitag Limited
     Sherwood Medical Industries of Ireland Limite
     Tyco Far East Holdings Limited
     Tyco International Finance Ireland
     Tyco Ireland Limited
     Tyco Submarine Systems Ireland
     United States Surgical Corporation (Ireland)

ISRAEL:
     Raphael Mitzpe Ramon Ltd.
     Raphael Valves Industries (1975) Ltd.
     Raychem Limited [Israel]
     Sintram Limited (50%)
     TCM Contracting (Israel) Ltd.
     TCM Networks (Israel) Ltd.
     Tyco Electronics (Israel) Ltd.
     Tyco Healthcare (Israel) Ltd.

ITALY:
     Belgicast Italia S.R.L.
     Biffi Italia S.r.l.
     Faro S.r.l.
     Fasani S.p.A.
     Fratelli Fasant s.r.l.
     Karner-Batts SRL
     Meditec s.r.l.
     Politermica Distribution S.r.l.
     Raimondi International s.r.l.
     Raimondi Valvole
     Raychem SpA
     Thomas & Betts S.r.l.
     Tyco Electronics AMP Italia Products S.p.A.

     Tyco Electronics AMP Italia S.p.A.
     Tyco Foam Italia Srl
     Tyco Healthcare Italia, S.p.A..
     Vanessa S.r.l.
     Wormald Italiana S.P.A.
     Zettler App. Eletricci S.p.A.
     Zettler S.R.L.

JAPAN:
     AMP (Japan) Limited
     Ansul-Nissho, Inc.
     Aomori Dry-Chemical Kabushiki Kaisha
     Auto Suture Japan Inc.
     Businessland  Japan Co., Ltd.
     Central Sprinkler Japan, Limited (40%)
     Chiba Atsuryoku Youki Seizo Kabushiki Kaisha
     Goto Valve K.K.
     Hokkaido Dry-Chemical Kabushiki Kaisha
     Kabushiki Kaisha Keiyo Shobo Hoshu Center
     Kitamura Valve Giken Co., Ltd.
     Kitamura Valve Mfg. Co., Ltd.
     Nippon Dry-Chemical Kabushiki Kaisha
     Nippon Keystone Corporation
     Nippon Sherwood Medical Industries Ltd.
     Original Electromechanical Japan Co., Ltd.
     Surgical Dynamics Japan Inc.
     Touch Panel Systems Corporation
     Tyco Electronics Raychem K.K.
     Tyco Healthcare Products (Japan) Co., Ltd.
     Tyco Systems Japan Co., Ltd.
     TyCom Contracting (Japan) KK
     TyCom Networks (Japan) KK
     Yamaguchi Tokushu Seiko K.K.

LUXEMBOURG:
     ADT Finance S.A.
     ADT Luxembourg S.A.
     CIPE Luxembourg S.A.
     Ocarina S.A.
     Thomas & Betts (Luxembourg) S.A.
     Tyco Group S.a.r.l.
     Tyco International Group S.A.
     TyCom Holdings A Sarl
     TyCom Holdings B Sarl
     TyCom Holdings C Sarl
     TyCom Holdings I Sarl
     TyCom Holdings II SA
     TyCom Holdings III Sarl
     Valera Holdings S.a.r.l.

MALAYSIA:
     ADT Alarm Research (M) Sdn. Bhd.
     Alarm Detection Technology (M) Sdn. Bhd.
     AMP Connectors (Malaysia) Sdn. Bhd.
     AMP Products (Malaysia) Sdn. Bhd.
     Brunsfield Holdings Sdn. Bhd. (50%)

     Brunsfield Thorn Technology Sdn. Bhd.
     Dulmison (Malaysia) Sdn. Bhd.
     Grinnell Supply Sales (Malaysia) Sdn. Bhd. (50%)
     Innodouble (M) Sdn. Bhd. (51%)
     Japan Original (M) Sdn Bhd
     Kumpulan Injap Kebesan (M) Sdn. Bhd.
     Mediquip Sdn. Bhd.
     Praegitzer Asia Sdn. Bhd
     Raychem Sdn. Bhd.
     Senivisa Trading Sdn. Bhd.
     Sigmaform (M) Sdn. Bhd.
     Thomas & Betts (Malaysia) Sdn. Bhd.
     Tyco Electronics (M) Sdn. Bhd.
     Tyco Engineering & Construction (Malaysia) Sdn. Bhd. (70%)
     Tyco Flow Control (Malaysia) Sdn. Bhd.
     Tyco Grinnell KM Sdn. Bhd. (30%)
     Tyco Services Malaysia Sdn. Bhd. (100% owned; 70% held by nominee) Tyco Valves & Controls (M) Sdn. Bhd.

MARSHALL ISLANDS:
     C.S. Tyco Provider, Inc.
     C.S. TyCom Decisive Inc.
     C.S. TyCom Dependable Inc.
     C.S. TyCom Durable Inc.
     C.S. TyCom Reliance
     C.S. TyCom Resolute Inc.
     C.S. TyCom Responder Inc.
     Coastal Cable Ship Co. Inc.

MAURITIUS:
     Tyco Asia Investments Limited

MEXICO:
     ADT Security Services, S.A. de C.V.
     AMP Amermex, S.A. de C.V.
     AMP De Mexico, S.A.
     Ansul Mexico, S.A. de C.V.
     Batts de Mexico S.A. de C.V.
     Carlisle Recycling de Mexico S.A. de C.V.
     Cima de Acuna S.A. de C.V.
     Especialidades Medicas Kenmex, S.A.
     Euro-Flex de Mexico, S.A. de C.V.
     Grinnell Sistemas de Proteccion Contra Incendio Mexico
        S.A. de C.V. (Mexico)
     Kelsar S.A. de C.V.
     Kendall de Mexico S.A. de C.V.
     Kenmex Holding Company, S.A. de C.V.
     Plasticos Bajacal, S.A. de C.V.
     Plasticos Mexical S.A. de C.V.
     Potter & Brumfield de Mexico, S.A.; de C.V.
     Productos de Atencion de Salud de Mexico, S.A
     Raychem Juarez, S.A. de C.V.
     Raychem Servicos, S.A. de C.V.
     Raychem Technologias, S.A. de C.V.
     Raychem Tijuana Services, S.A. de C.V.
     Rust Servicios Ambientales E Infraestructura,
     Thomas & Betts Hermosillo S. de R.L. de C.V.

     Tyco Engineering and Construction S.A. De C.V
     Tyco Submarine Systems, S.A. de C.V.
     Valvulas Keystone de Mexico S.A. de C.V.

NETHERLANDS:
     ADT Canada B.V.
     ADT Canada Holdings B.V.
     ADT Finance B.V.
     ADT Holdings B.V.
     ADT Security Services N.V.
     AMP Automotive Development Centre B.V.
     AMP Laminates B.V.
     AMP Taiwan B.V.
     AMP Trading B.V.
     Ampliversal B.V.
     CIPE Nederland B.V.
     Descote Benelux B.V.
     Grinnell Sales & Distribution B.V.
     Hovap Beheer B.V.
     Hovap Consolidated B.V.
     Hovap Holding B.V.
     Hovap International (Holland) B.V.
     Isopad B.V.
     Karner-Batts Benelux
     Keystone Valve (Europa) B.V.
     M/A-COM Eurotec B.V.
     MDC Meldkamer B.V.
     Narvik-Yarway B.V.
     Pompenfabriek Anema B.V.
     Pritchard Services Group BV
     Raychem (Nederland) BV
     Sherwood Medical Nederland B.V.
     TEP Security B.V.
     Thorn Security Nederland BV
     Total Walther B.V.
     Tyco Electronics Nederland B.V.
     Tyco Healthcare Nederland BV
     Tyco Labs Holland I.B.V.
     Tyco Systems Nederland B.V.
     Tyco Waterworks B.V.
     Unirax B.V.
     Unistrut (Benelux) B.V.
     Vonk Chokes B.V.
     Wormald B.V.
     Zettler Netherlands N.V.

NETHERLANDS ANTILLES:
     DE20 N.V.

NEW ZEALAND:
     A.F.A. Monitoring Limited
     Armourguard Security Limited
     Danks Bros. Limited
     Dulmison (NZ) Limited
     Fire Protection Inspection Services Ltd.
     Haden Engineering Limited

     Keystone New Zealand Limited
     New Zealand Valve Company Limited
     Nortrac Engineering Limited
     Tyco Electronics NZ Limited
     Tyco Healthcare Limited
     Tyco New Zealand Limited

NORWAY:
     Raychem A/S (Norway)
     Tyco Electronics Norge AS
     Wormald Signalco A/S

PANAMA:
     Kendall de Panama S.A.
     Tyco Submarine Systems S.A. [Panama]

PEOPLE'S REPUBLIC OF CHINA:
     AMP (China) Investment Co. Ltd.
     AMP Qingdao Connector Co. Ltd.
     AMP Shanghai, Ltd. (92.31%) *
     AMP Shunde Connector Limited
     AMP Suzhou Connector Tool, Ltd.
     AMP Trading (Shanghai) Company Limited
     Beijing Keystone Valve Co. Ltd.
     Dulmision Zibo Insulators Co., Ltd.
     Earth Tech, Inc. - Beijing Branch Office
     Kendall-Yantai Medical Products Company, Ltd.
     Keystone (Jingmen) Valve Co. Ltd. (80%)
     Keystone Valve (China) Ltd.
     Raychem (Shanghai) Trading Ltd.
     Raychem Electronics (Shanghai) Ltd.
     Raychem Electronics (Shenzhen) Ltd.
     Raychem Shanghai Cable Accessories Ltd.
     Shanghai Ouli Trading Co. Ltd.
     Shenyang OYT-Grinnell Fire Door Manufacturing (50%)
     Shenyang Yarway Valve Co. Ltd.
     Shenzhen Original Electric Co Ltd
     Spraysafe Beijing
     Tyco Packaging Systems (Shanghai) Limited

PERU:
     Grinnell Sistemas de Proteccion contra Incendio S.A.(Peru)
     Tyco Electronics Del Peru S.A.C.
     Tyco Submarine Systems del Peru S.A.

PHILLIPINES:
     Carlisle Philippines, Inc.
     Raychem Asia Pacific Management (Branch)
     Tyco Electronics, Inc.
     Tyco-PIECO Corporation, Inc. (80%)

POLAND:
     AMP Polska Sp.z.o.o.
     Raychem Polska Sp. z.o.o


-------------------------------
*  Percentage owned by Tyco International Ltd. or its subsidiaries

     Tyco Polska Sp.z.o.o.
     Tyco Systems Polska Sp. z.o.o.

PORTUGAL:
     AMP Portugal - Conectores Electricos E Electr
     B. Braun-Dexon (Portugal) Produtos Hospitalar (50%)
     Industra - Comercio de Equipamentos Industria
     Industra SA
     Karner-Batts, Lda.
     Pressini
     Raychem (Portugal) Productos Quimicos Limited
     Tyco Electronics Componentes Electromecanico
     TyCom Contracting (Portugal)

REPUBLIC OF SLOVENIA:
     AMP d.o.o., in Slovenia
     Total Walther - Stabilne hasiace zariadenia s

REPUBLIC OF UKRAINE:
     Kiev Representative Office of Raychem GmbH

ROMANIA:
     Robinete Raf Campina, S.A.

RUSSIA:
     Auto Suture Surgical Instruments
     Moscow Representative Office of Raychem GmbH
     Rayenergo (ZAO Rayenergo)

SAUDI ARABIA:
     Abahsain-Cope, S.A. Ltd. (49%)
     Raychem Saudi Arabia Limited

SCOTLAND:
     Alexander McKay Limited
     F.C.T. Services (UK) Limited
     Firewise Equipment Limited
     Madison Cable Limited
     Prestaroy Limited
     WM Fire Systems Ltd.

SINGAPORE:
     ADT Security Services
     AMP Manufacturing (S) Pte, Ltd.
     AMP Singapore Pte. Ltd.
     Aston & Lee Engineering
     Central Spraysafe Company PTE Limited
     Crosby Valve Pte Ltd
     Grinnell Supply Sales Asia Pte.Ltd.
     Junitash Pacific Pte. Ltd. (40%)
     Keystone Valve Singapore
     O'Donnell Griffin Instrumentation and Electrical Contractor (ODG) Raychem Singapore Pte. Limited
     Siemens Electromechanical Components & Module
     Thorn Security Pte. Limited
     Thorn Services

     Tyco Building Services Pte. Ltd.
     Tyco Electromechanical Components & Modules Asia Pte. Ltd.
     Tyco Electronics Manufacturing Singapore Pte. Ltd.
     Tyco Engineered Products
     Tyco Engineering and Construction (SEA) Pte.
     Tyco Fire and Security Services Asia
     Tyco Flow Control Pte. Ltd.
     Tyco Healthcare Pte. Ltd.
     Tyco Integrated Systems
     Tyco Laboratories International (1993) Pte. L
     Tyco Services Singapore Pte. Ltd.
     Tyco Submarine Systems (S) Pte. Ltd.
     Tyco Valves & Controls
     Tyco Waterworks Asia
     Unistrut Service Centre of Singapore
     Wormwald Fire Systems
     Wormwald Marine Engineering

SLOVAK REPUBLIC:
     Stabilni Hasici Zarizeni spol s.r.o.

SOUTH AFRICA:
     A&E Products South Africa (Proprietary) ltd
     Belgicast (PTY)
     Czechtech (Pty) Ltd.
     Intervalve (Pty) Ltd.
     Kendall Company of South Africa (Pty) Limited
     MeasureTech (PTY) Ltd.
     Raychem (South Africa) (Pty) Limited
     Tyco Electronics South Africa (Pty) Ltd.
     Tyco Healthcare (Proprietary) Limited

SOUTH KOREA:
     AMP Korea
     Auto Suture Korea, Inc.
     Batts Korea Ltd.
     Caps Co. Ltd.
     Dong Bang Electronic Industrial Co. Ltd. (98.5%)
     Kendall Medical Ltd. (korea)
     Keystone Valve (Korea) Limited
     Original Electromechanical (Korea) Ltd
     Raychem Korea Ltd.

SPAIN:
     ADT Espana S.L.
     ADT Espana Servicios de Seguridad, S.L.
     Automated Security International, S.A.
     B. Braun-Dexon Surgical S.A.
     B. Braun-Dexon, S.A.
     Belgicast International S.L.
     CIPE Espana
     Controles Graphicos Ibericos, S.A.
     Ingenieros Promotores, S.L.
     Kendall Espana S.A.
     Mondragon Telecommunications S.L.
     Raychem SA (Spain)

     Raychem Telco S.L.
     Segurmatica, S.A.
     Telecomunicaciones Marinas, S.A.
     Tyco Electronics AMP Espana, S.A.
     Tyco Healthcare Spain SL
     Tyco Iberia, S.L.
     TyCom Contracting Iberica, S.L.
     Wormald Mather & Platt Espana, S.A.

SRI LANKA:
     A&E Products Lanka (PVT) Ltd

SWEDEN:
     Karner-Batts AB
     Modern Prefabspecialisten Sprinkler i Lammhul
     Prefabspecialisten Sprinkler i Lammhult Aktie
     Raychem Aktiebolag
     Thomas & Betts Sweden A.B.
     Thorin & Thorin AB
     Tyco Electronics Svenska AB
     Tyco Healthcare Norden AB
     TyCom Contracting AB
     TyCom Networks AB
     Wormald Fire Systems A.B.

SWITZERLAND:
     ADT Franchising AG
     ADT Services AG
     Ammo AG
     CIPE (Suisse) SA
     Confab Services AG
     Decolletage SA St. Maurice (DSM)
     Neotecha AG
     Robatel SA
     Sherwood Services AG
     Sirat SA
     Thomas & Betts Switzerland AG
     Total Walther Feuerschutz AG
     Tyco Alpha Services AG
     Tyco Beta Services AG
     Tyco Electronics (Schweiz) AG
     Tyco Electronics (Schweiz) HFI AG
     Tyco Electronics (Schweiz) Produktions AG
     Tyco Electronics Logistics AG
     Tyco Epsilon Group AG
     Tyco Epsilon Services AG
     Tyco Flow Services AG
     Tyco Group S.a.r.l., Schaffhausen branch
     Tyco Healthcare Group AG
     Tyco Healthcare Schweiz AG
     Tyco International Holding AG
     Tyco International Services AG
     Tyco Plastics Services AG
     TyCom Holdings III Sarl, Schaffhausen branch
     TyCom Services AG
     WHICH (Suisse) SA

     Zettler AG

TAIWAN:
     A&E Taiwan, Ltd.
     AMP Manufacturing Taiwan Ltd
     Carlisle Taiwan, Inc.
     Descote Asia Co., Ltd
     Raychem Pacific Corporation (50%)
     Raychem Taiwan Limited
     Taiwan Superior Electric Co., Ltd.
     Taliq Taiwan Limited
     Tyco Healthcare (Taiwan) Ltd.
     Wormald Engineering Systems Taiwan Ltd.

THAILAND:
     ACS Asia (1996) Company Ltd.
     AMP (Thailand) Limited
     Kendall Gammatron Limited (85%)
     Keystone Valve (Thailand) Co., Ltd.
     Raychem Thai Limited
     TEAC Services Limited
     Tyco Earth Tech (Thailand) Limited
     Tyco Healthcare (Thailand) Limited
     Tyco International (Thailand) Limited (50%)
     Tyco Valves & Controls (Thailand) Limited
     WHC Holdings Limited (49%)
     Windmill Street Limited

TURKEY:
     AMP Turkey
     Karner-Batts Turkey
     Raychem Elektro Yalitium Sistemieri Limited S
     Raychem N.V. (Irtibat Burosu)
     Tibset Steril Tibbi Aletler Sarayi ve Ticaret Anonim Sirketi

UNITED KINGDOM:
     A G Marvac Limited
     A.R.C. Fire Protection Ltd.
     A.S. (Overseas) Limited
     A.V.S. Systems Limited
     Abbey Security International Limited.
     Able Arts Holdings Ltd.
     Access Control Systems Limited
     ADT (UK) Holdings plc
     ADT (UK) Limited
     ADT Aviation Limited
     ADT Finance PLC
     ADT Fire and Security plc
     ADT Group PLC
     ADT Linen Services Limited
     ADT Pension Fund Limited
     ADT Properties Limited
     ADT Securities Limited
     ADT Security Systems Limited
     ADT Travel Group Limited
     ADT Travel Holdings Limited

     ADT Travel Limited
     ADT Trustees Limited
     ADT UK Investments Limited
     Advanced Absorbent Products Holdings Limited
     Advanced Alarm Systems Limited
     Advanced Security Installations Limited
     AFA-MINERVA Limited
     American District Telegraph Services
     AMP Finance Limited
     AMP of Great Britain Limited
     Ansell Jones Limited
     Applied Maintenance Systems Limited
     Argus Fire & Security Group Plc
     Argus Fire Systems Limited
     Argus Group Plc
     Argus House Limited
     Argyle Medical Industries (U.K.) Limited
     Ariel Burglary and Fire Protection Company Li
     Ash Capital Finance (Jersey) Limited
     Ash Group Services Limited
     Ash Rentals Limited
     ATG Manufacturing Ltd.
     Atlas Fire Engineering Limited
     Auto Auctions (Scotland) Limited
     Auto Auctions Limited
     Auto Suture U.K. Limited
     Auto Suture UK Export Limited
     Automated Loss Prevention Systems Internation
     Automated Loss Prevention Systems Limited
     Automated Security (Equipment) Limited
     Automated Security (Holdings) PLC
     Automated Security (International) Limited
     Automated Security (Investments) Limited
     Automated Security (Properties) Ltd.
     Automated Security Information Systems
     Automated Security Limited
     Avalon Emergency Systems Limited
     Basingkirk Estates Limited
     Bastion Security Limited
     BCA (Auctions) Limited
     BCA (Mobile Homes) Limited
     BCA Sports Management Limited
     BCA Vehicle Preparation Limited
     Bedford Car Auctions Limited
     Bissell Healthcare Limited
     Britannia Access Systems Limited
     Britannia Monitoring Services Limited
     Britannia Photovision Limited
     Britannia Security Group (C.I.) Limited
     Britannia Security Group Limited
     Britannia Security Systems (Midlands) Limited
     Britannia Security Systems (Southern) Limited
     Britannia Security Systems Limited
     British Car Auctions (Aviation) Limited
     British Car Auctions (Flying) Limited
     British Security Consortium Limited, The

     Brocks Alarms Limited
     Brook Security Services Limited
     Camp Limited
     Capitol Alarms Limited
     CDK U.K. Limited
     Cellularm Limited
     Central Spraysafe Company Limited
     Charles Winn (Valves) Limited
     Cheshire Alarm Services Ltd.
     Chiltern Security Limited
     City Laundry (Norwich) Limited, The
     Clarion Security Systems Limited
     Cleaners (South West) Limited
     Cleaners Limited
     Coin Machine Sales Limited
     Collmain Customer Installations Limited
     Collmain Customer Services (C.I.) Limited
     Collmain Plc
     Collmain Services Limited
     Combat Alarms Limited
     Comforta Healthcare Ltd. (UK)
     Commercial Motor Auctions Limited, The
     Communication & Tracking Services Limited
     Confab International Limited
     Constable's Alarm Company Limited
     Countryside Security Limited
     Countrywide Leisure Holdings Limited
     Crosby Valve and Engineering Limited
     Crosby Valves & Engineering Company Ltd.
     D.C.S. Alarms Limited
     D.J. Security Alarms (Wales) Limited
     D.J. Security Alarms Limited
     Descote Limited
     Dicerule Limited
     Discreet Disposables Ltd.
     Distribution and Transmission Equipment Ltd
     Donald Campbell Associates Limited
     Dong Bang Minerva (UK) Limited
     Ductile Steel Processors Limited
     Dulmision (UK) Ltd.
     Earth Tech Engineering Limited
     Edward Barber & Company Limited
     Edward Barber (U.K.) Limited
     Ellis Son & Paramore Limited
     Emos Information Systems Limited
     Emos Rentals Limited
     Excelsior Security Services Limited
     Exeter Insurance Company Limited
     Expedier Development Company Limited, The
     Eyelevel Electronics Limited
     Farnham Limited
     Finesnatch Limited
     Fire Defender (U.K.) Ltd. (50%)
     Fire Safety Inspection Company Limited
     Ford Electronic Services Limited
     Freedom Systems Limited

     Frome Motor Auction Sales Limited
     Gailey Caravan and Leisure Limited
     Galequest (Electronics) Limited
     Ganmill Limited
     Gardner Security
     General Cleaning Contractors Limited
     Grinnell (U.K.) Ltd.
     Grinnell Sales & Distribution (U.K.) Ltd.
     Group Sonitrol Security Systems Limited
     Hawley International Finance Limited
     Hertfordshire Security Systems Limited
     Hindle Cockburns Limited
     HMC Factors Limited
     Huddersfield Motor Auctions Limited
     Hygood Limited
     Inbrand Holdings Limited
     Inbrand Limited
     Inbrand UK Limited
     Industrial Cleaners (UK) Limited
     Integrated (Fire & Safety) Services Limited
     Integrated Transport Systems Limited (10%)
     Isopad Limited
     James Deacon Security Limited
     JEL Building Management Limited
     JEL Building Management Systems Limited
     JMC Rehab Limited
     Johnson & Sons Limited
     Kaldistone Limited
     Karner-Batts (UK) Ltd.
     Karner-Batts, Ltd.
     Kean & Scott Limited
     Kendall-Camp Pension Trustees Limited
     Keystone Valve (U.K.) Ltd.
     KS Lift Services Limited
     Lander Urban Renewal Limited
     Lesters Health Care Services Limited
     Libas International Limited
     Live-In-Style Furniture Limited
     Loss Prevention Limited
     M/A - COM Greenpar Ltd.
     M/A-COM (UK) Ltd.
     M/A-COM Ltd
     M1 Car Auctions Limited
     M1 Motor Car Auctions Limited
     M25 Motor Auctions Limited
     M3 Car Auctions Limited
     Macron Fireater Limited
     Maidstone Fire Protection
     Malgor Security Plc
     Management and Control Systems Limited
     Markden No. 1 Limited
     Markden No. 4 Limited
     Markden No. 7 Limited
     Mather & Platt (Exports) Ltd.
     Mather & Platt Fire Protection Limited
     Measham Motor Auctions Limited

     Meridian Fire Protection Limited
     Microwave Associates Ltd.
     Mid-Ulster Alarms Limited
     Midland Counties Motor Auctions Limited
     Minerva Fire Defence Limited
     Mirror Laundries Limited, The
     Modern Alarms (Scotland) Limited
     Modern Alarms Limited
     Modern Automated Security Limited
     Modern Automatic Alarms (N.I.) Limited
     Modern Automatic Alarms Limited
     Modern Carecall Limited
     Modern Homepack Limited
     Modern Integrated Systems Limited
     Modern Security Systems
     Modern Security Systems (IOM) Ltd.
     Modern Security Systems (Products) Limited
     Modern Telecom Limited
     Modern Telecom Security Limited
     Monitor Security Systems Limited
     Motor Auctions (Derby) Limited, The
     Motor Auctions (London) Limited, The
     Motor Auctions (Scotland) Limited, The
     Motor Auctions Group Limited, The
     Mountwest 81 Limited
     Newman Tubes Limited
     OCYT 1 Limited
     OCYT 2 Limited
     OCYT 6 Limited
     ODL Limited
     OKD Limited
     OMK Limited
     Omni Spectra Ltd.
     Orbis Security Systems Limited
     P.M.H. Electronics Limited
     Paul Fabrications Limited
     Phoenix Security Services Limited
     Photovision Rentals Limited
     PPR Alarms Limited
     Priory Security Services Limited
     Pritchard Insurance Services Limited
     Pritchard Laundries Limited
     Pritchard Services Group Investments Limited
     Progressive Securities Investment Trust Limit
     Prospect Cleaning Supplies Limited
     Prospect House Investments Limited
     Prospect House No. 11 Limited
     Prospect House No. 5 Limited
     Prospect House No. 7 Limited
     Protec Systems Limited
     Provincial Limited
     Pryor & Howard (1988) Limited
     Raychem International Limited, Ireland Branch
     Raychem Limited - UK
     Realm Security Systems Limited
     Redhill Security Services Limited

     Region Protection (Notts) Limited
     S&W Bedrooms Limited
     Safeguard Electronics Limited
     Saffire Alarm Systems Limited
     Saffire Extinguishers Limited
     Samaritan Integrated Systems Limited
     Samaritan Security Systems Limited
     Screentone Limited
     Secure-It (UK) Limited
     Securitag International Limited
     Security Alarms Limited
     Security Centres (Scotland) Limited
     Security Centres (UK) Holdings Limited
     Security Centres (UK) Limited
     Security Centres Holdings International Ltd.
     Security Centres Holdings Limited
     Security Centres Investments Limited
     Security Systems (Rental) Limited
     Security Watch Limited
     Shepton Holdings Limited
     Shield Protection Limited
     Show Contracts Limited
     Sigmaform UK Limited
     Sky Signs Limited
     Snap Printing Limited
     Sonitrol Limited
     Sovereign Security Systems Limited
     Spensall Engineering Limited
     Splendor Cleaning Services Limited
     Spraysafe Automatic Sprinklers Limited
     Stapp Limited
     Steel Support Systems Limited
     Steeplock Limited
     Streets Machine Operating Company Limited
     Stretford Security Services Limited
     Surveillance and Fire Equipment Limited
     Taskman Security Services Limited
     TDI Batteries (Europe) Limited
     Telecom Security Limited
     Ten Acre Securities Ltd.
     Thameside Lock and Safe Company Limited
     Thorn Security Group Limited
     Thorn Security International Limited
     Thorn Security Limited
     Thorn Security Pension Trustees Limited
     Thornfire Limited
     Total Lift Services Limited
     Tower Manufacturing Limited
     Trade Fire Limited
     Triangle Controls Ltd.
     TSG Trustees Limited
     Tunite Limited
     Tustin Machine Tools Limited
     Tyco Electronics UK Limited
     Tyco Energy (UK) Limited
     Tyco Engineered Products (UK) Ltd

     Tyco European Metal Framing Limited
     Tyco European Steel Strip Limited
     Tyco European Tubing Limited
     Tyco Fire Products Manufacturing Ltd.
     Tyco Flow Control (UK) Limited
     Tyco Healthcare (UK) Commercial Limited
     Tyco Healthcare UK Limited
     Tyco Holdings (UK) Limited
     Tyco Integrated Systems Limited
     Tyco Tech Limited
     Tyco Tubing Ltd.
     Tyco Valves & Controls Distribution (UK) Limi
     Tyco Valves Limited
     TyCom Contracting (UK) Limited
     TyCom Networks (UK) Limited
     Tyne Car Auction Limited
     UCP Universal Consumer Products Limited
     Ultra Security Alarms Limited
     Unifast Systems Limited
     Unipower Limited
     Unirax Limited
     Unistrut Europe Ltd.
     Unistrut Holdings Ltd.
     Unistrut Limited
     Vic Engineering Limited
     Vital Communication International Ltd.
     W&S Freeman Limited
     Wealdpoint Limited
     Westlock Controls Limited
     Whessoe Vapour Control Limited
     Whessoe Varec Company, The
     White Group Electronics Limited
     Wholematch Limited
     Willow (Wales) Limited
     WM Fire Protection Limited
     Wormald Ansul (U.K.) Ltd.
     Wormald Engineering Limited
     Wormald Fire Systems Limited
     Wormald Holdings (U.K.) Ltd.
     Wormald Industrial Property Ltd.
     Zettler Limited


UNITED STATES OF AMERICA:
     A&E Construction Products, Inc.
     A&E GP Holding, Inc.
     A&E Hangers, Inc.
     A&E Holding
     A&E Products Group LP
     A&E Products Group, Inc.
     A-G Holding, Inc. I
     Adhesive Technologies, Inc.
     Adhesives Holding
     ADT General Holdings, Inc.
     ADT Holdings, Inc.
     ADT Investments II, Inc.

     ADT Investments, Inc.
     ADT Maintenance Services, Inc.
     ADT Operations, Inc.
     ADT Property Holdings, Inc.
     ADT Security Services, Inc.
     ADT Security Systems, West, Inc
     ADT Services, Inc.
     ADT Title Holding Company I
     ADT Title Holding Company II
     ADT Travel Group Limited
     Advanced Communication Systems, Inc.
     Advanced Services Corporation
     AEPG, Inc.
     AFC Cable Systems, Inc.
     AFC Fittings, Inc.
     AFC Investments, Inc.
     AFC Realty Holding Corp.
     Alert Centre (Name Saver / Assumed Name Corp)
     Alliance Integrated Systems, Inc.
     Allied Tube & Conduit Corporation
     Amcel Institutional Products, Inc.
     AMP Building Technology, Inc.
     AMP China Incorporated
     AMP International Enterprises Limited
     AMP Investments, Inc.
     AMP Services, Ltd.
     AMP Technologies, Inc.
     Amtech Security Corporation
     Anderson, Greenwood & Co.
     Anderson, Greenwood LP
     Ansul, Incorporated
     API Security, Inc.
     AppServ, Inc.
     APS Group Holding, Inc.
     Area Lighting Research, Inc.
     ARR, Inc.
     ATC Sales Company
     Atcor, Inc.
     Augat Inc.
     Augat Wiring Systems, Inc.
     Auto Suture Company, Australia
     Auto Suture Company, Canada
     Auto Suture Company, Netherlands
     Auto Suture Company, U.K.
     Auto Suture Eastern Europe, Inc.
     Auto Suture Europe Holdings, Inc.
     Auto Suture International, Inc.
     Auto Suture Norden Co.
     Auto Suture Puerto Rico, Inc.
     Auto Suture Russia, Inc.
     Automated Security Corp.
     Automated Security Holdings, Inc.
     B & B Electronics Manufacturing Company
     Batts, Inc.
     Beta 1 Corp.
     Beta Acquisition Corp.

     Burton, Adams, Kemp & King, Inc.
     C.S. Charles L. Brown, L.P. (75%)
     C.S. Global Link, L.P. (75%)
     C.S. Global Mariner, L.P. (55%)
     C.S. Global Sentinel, L.P. (55%)
     C.S. Long Lines, L.P. (75%)
     Caprock Fire Alarm, Inc.
     Carlisle Plastics Holding LLC
     Carlisle Plastics LP
     Carroll Touch International Ltd.
     CASS Water Engineering, Inc.
     CCTC International, Inc.
     Central Castings Corporation
     Central CPVC Corporation
     Central Sprinkler Company
     Central Sprinkler Corporation
     Chemgene Corporation
     Confab Holding Corp.
     Confab International L.P.
     Crosby GP Holding, Inc.
     Crosby Holding, Inc. I
     Crosby Valve International Ltd.
     Crosby Valve Sales & Services Corporation
     Crosby Valve, Inc.
     CV Holding Inc.
     CVG Holding Corp.
     D.A.S. International, Ltd.
     Descote, Inc.
     Detect, Inc.
     Dixie Burglar Alarm, Inc.
     E.C. Technologies, Inc.
     Earth Tech (Infrastructure) Inc.
     Earth Tech Architecture Inc.
     Earth Tech Engineers of New York, P.C.
     Earth Tech Environment & Infrastructure Inc.
     Earth Tech Holdings, Inc.
     Earth Tech of New York Inc.
     Earth Tech of North Carolina, Inc.
     Earth Tech of Ohio Inc.
     Earth Tech Water Engineering LP
     Earth Tech WE Holding Inc.
     Earth Tech, Inc.
     Earth Technology Corporation (USA), The
     Electro Signal Lab, Inc.
     Electro-Trace Corporation
     Elkay Services LLC
     Elo TouchSystems, Inc.
     EVM Merger Corp.
     FCI Liquidations, Inc.
     Federal Hose Manufacturing, Inc.
     Fire Services, Inc.
     Firth Cleveland Steels, Inc.
     Forever Hangers, Inc.
     Franklin Fire & Safety Company, Inc.
     FRM Services, Inc.
     GC Holding, Inc. I

     GC Holdings, Inc.
     General Acquisition Corp.
     General Sub Acquisition Corp.
     General Surgical Innovations, Inc.
     Georgia Packaging, Inc.
     Georgia Pipe Company
     Graphic Controls Corporation
     Graphic Holdings, Inc.
     Grinnell Building Services Corporation
     Grinnell Corporation
     Holmes Protection, Inc. (Name Saver Corp.)
     Interamics
     J.B. & S. Lees Inc.
     J.R. Clarkson Company, The
     JakeCo of Nevada, Inc.
     Kaf-Tech, Inc.
     Kaiser Engineers Corporation
     Kendall Holding Company
     Keystone France Holdings Corp.
     Keystone Germany Holdings Corp.
     Keystone Kuwait, Inc.
     Keystone Middle East, Inc.
     Keystone Saudi, Inc.
     Keystone Valve-Middle East, Inc.
     KTM Products, Inc.
     Laser Diode Incorporated
     Ludlow Building Products, Inc.
     Ludlow Company LP, The
     Ludlow Corporation
     Ludlow Jute Company Limited
     Ludlow Services LLC
     M/A-COM Foundation, The
     Madison Cable Corporation
     Madison Equipment Co., Inc.
     Management Association of M/A-COM, Inc., The
     Mid-Atlantic Security, Inc.
     Mobile Security Communications, Inc. (19%)
     Mode Plastics, Inc.
     Montclair Molding, Inc.
     National Tape Corporation
     New England Fire Equipment Company, Inc.
     Newtown Specialty Glass, Inc.
     Oleans Fire and Safety Equipment Service, Inc
     OTTO, L.L.P. (25%)
     Pasadena Fire & Safety Inc.
     PI Holding
     Polyken Technologies Europe, Inc.
     Polymers and Colorants, Inc.
     Precision Interconnect, Inc.
     Printed Circuits, Inc.
     Private Products, Inc.
     Quantum Instrument Corporation
     Raychem (Delaware) Ltd.
     Raychem Asia / Pacific Management Services, I
     Raychem Colombia, Inc. [California]
     Raychem Corporation of Arizona

     Raychem Foundation
     Raychem Gulf Coast, Inc.
     Raychem HTS LLC
     Raychem International Corporation
     Raychem International Manufacturing Corp.
     Raychem Radiation Technologies, Inc.
     Raychem Ventures, Inc.
     Rayshrink Corporation
     Raythene Systems Corporation
     Remtek International, Inc.
     Remtek Sales Corporation
     Ri-Conn Fire Systems, Inc.
     Rochester Corporation, The
     Rust Environment & Infrastructure of Michigan
     Sawyer Signal, Inc.
     Security Watch, Inc.
     Sherwood Medical Company
     Sherwood Medical Company I
     Sherwood-Accurate Inc.
     Sigma Circuits, Inc.
     Sigma GP Holding, Inc.
     Sigma Holding Corp.
     Sigmaform International Corporation
     Sigmaform Pacific Sales Corporation
     Sonitrol Corporation
     Sonitrol Management Corporation
     Sonitrol of Chattanooga, Inc.
     Spiraduct, Inc.
     SSI Atlantic Crossing Holdings LLC
     SSI Atlantic Crossing LLC
     Star Sprinkler, Inc.
     Sunbelt Holding LLC
     Sunbelt Holding, Inc. I
     Sunbelt Holdings, Inc.
     Sunbelt Manufacturing, Inc.
     Surgical Dynamics, Inc.
     Surgical Service Corporation
     SWD Holding, Inc. I
     T.J. Cope Inc.
     T15 Acquisition Corp.
     TA, Inc.
     Techcon International Inc.
     Terraworx Inc.
     Thos.  F. Hornaday, Inc.
     TKC Holding Corp.
     TKN, Inc.
     TME Management Corp.
     TPCG Holding
     Tracer Construction Company
     Tracer Field Services, Inc.
     Tracer Industries Finance Co., Inc.
     Tracer Industries International, Inc.
     Tracer Industries Management Co., Inc.
     Tracer Industries, Inc.
     Tracer Licensing, L.P.
     Transoceanic Cable Ship Company, Inc.




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

     Tri-Systems, Inc.
     TSSL Holding Corp.
     TV&C GP Holding, Inc.
     TVC, Inc.
     TVM Group, Inc.
     TVM, Inc.
     Tyco (US) Holdings, Inc.
     Tyco Acquisition Corp. II
     Tyco Acquisition Corp. II (NV)
     Tyco Acquisition Corp. III
     Tyco Acquisition Corp. IV
     Tyco Acquisition Corp. IV (NV)
     Tyco Acquisition Corp. IX
     Tyco Acquisition Corp. IX (NV)
     Tyco Acquisition Corp. V
     Tyco Acquisition Corp. VI
     Tyco Acquisition Corp. VI (NV)
     Tyco Acquisition Corp. VII
     Tyco Acquisition Corp. VII (NV)
     Tyco Acquisition Corp. X
     Tyco Acquisition Corp. X (NV)
     Tyco Acquisition Corp. XI (NV)
     Tyco Acquisition Corp. XII
     Tyco Acquisition Corp. XII (NV)
     Tyco Acquisition Corp. XIII
     Tyco Acquisition Corp. XIV
     Tyco Acquisition Corp. XIV (NV)
     Tyco Acquisition Corp. XIX
     Tyco Acquisition Corp. XV
     Tyco Acquisition Corp. XV (NV)
     Tyco Acquisition Corp. XVI
     Tyco Acquisition Corp. XVII
     Tyco Acquisition Corp. XVIII
     Tyco Acquisition Corp. XX
     Tyco Acquisition Corp. XXI
     Tyco Adhesives GP Holding, Inc.
     Tyco Adhesives LP
     Tyco Adhesives, Inc.
     Tyco Electronics Corporation
     Tyco Electronics Puerto Rico Inc.
     Tyco Finance Corp.
     Tyco Flow Control Company LLC
     Tyco Flow Control, Inc.
     Tyco Healthcare Group LP
     Tyco Holding Corp.
     Tyco Holdings of Nevada, Inc.
     Tyco Holdings, Inc.
     Tyco International (NV) Inc.
     Tyco International (PA) Inc.
     Tyco International (US) Inc.
     Tyco International (US) Inc. Employment Trust
     Tyco International Asia, Inc.
     Tyco Merger Sub (NJ) Inc.
     Tyco Printed Circuit Group LP
     Tyco Receivables Corp.
     Tyco Receivables Funding LLC

     Tyco Sailing, Inc.
     Tyco SPC, Inc.
     Tyco Submarine Systems Projects, Inc.
     Tyco Technology Resources, Inc.
     Tyco Telecom Cable Systems, Inc.
     Tyco Telecom OSP Group LP
     Tyco Telecom OSP Holding Corp.
     Tyco Telecom OSP, Inc.
     Tyco Valves & Controls LP
     Tyco Valves & Controls, Inc.
     Tyco Worldwide Services, Inc.
     TyCom (US) Holdings, Inc.
     TyCom (US) Inc.
     TyCom (US) Inc.
     TyCom Integrated Cable Systems Inc.
     TyCom Simplex Holdings Inc.
     U.S. Capital Corporation
     U.S.S.C. Puerto Rico, Inc.
     Unistrut Corporation
     United States Construction Co.
     United States Surgical Corporation
     USS Acquisition Corp.
     USSC Acquisition Corporation
     USSC Cal Med, Inc.
     USSC Tex Med, Inc.
     Valleylab Holding Corporation
     Valleylab Inc.
     Varec Vapor Control, Inc.
     VLMS, Inc.
     W.A.F. Group, Inc.
     Walter Rose Company
     Water Holdings Corp.
     Waverly Group LLC, The
     Westec Business Security, Inc.
     Westlock Controls Corporation
     Whitaker Corporation, The
     Wormald Americas, Inc.
     WPFY, Inc.
     Yarway Corporation

URUGUAY:
     Bethany Trading Company

VENEZUELA:
     Ansul de Venezuela C.A.
     Grinnell Sistemas de Proteccion Contra Incendio, S.A. (Venezuela) Grupo Rust International Di Venezuela C.A.
     Kendall de Venezuela, C.A.
     Raychem de Venezuela, SA
     Tyco Flow Control de Venezuela, CA
     Tyco Submarine Systems, C.A.[Venezuela]

VIET NAM:
     Tyco Engineering (Vietnam) Ltd.





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